Exhibit (n)(4)

Appendix A

TO MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

Fund Series	Share Class
Waddell & Reed Advisors Accumulative	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Asset Strategy	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Bond	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Cash Management	Class A
Class B – Not available for direct investment
Class C – Not available for direct investment

Waddell & Reed Advisors Continental Income	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Core Investment	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Dividend Opportunities	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Energy	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Global Bond	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Global Growth	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Government Securities	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors High Income	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Municipal Bond	Class A
Class B
Class C
Effective June 8, 2016	Class Y

Waddell & Reed Advisors Municipal High Income	Class A
Class B
Class C
Effective June 8, 2016	Class Y

Waddell & Reed Advisors New Concepts	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Science & Technology	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Small Cap	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Tax-Managed Equity	Class A
Class B
Class C
Effective June 8, 2016	Class Y

Waddell & Reed Advisors Value	Class A
Class B
Class C
Class Y

Waddell & Reed Advisors Vanguard	Class A
Class B
Class C
Class Y

Amended and Effective January 1, 2015 with respect to the name change of Waddell & Reed Advisors International Growth Fund to Waddell & Reed Advisors Global Growth Fund; Amended May 18, 2016 with respect to addition of Class Y Shares for Waddell & Reed Advisors Municipal Bond Fund, Waddell & Reed Advisors Municipal High Income Fund and Waddell & Reed Advisors Tax-Managed Equity Fund.